Exhibit 99.7

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
February 28, 2001



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.8739%



        Excess Protection Level
          3 Month Average  4.80%
          February, 2001  7.38%
          January, 2001  6.83%
          December, 2000  0.17%


        Cash Yield                                  19.48%


        Investor Charge Offs                        4.62%


        Base Rate                                   7.48%


        Over 30 Day Delinquency                     5.13%


        Seller's Interest                           8.26%


        Total Payment Rate                          13.44%


        Total Principal Balance                     $57,174,868,500.05


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,724,177,938.56